UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 28, 2005
                        --------------------------------
                        (Date of earliest event reported)

                              OSK CAPITAL II CORP.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

            NEVADA             000-28793             84-1491673
            ------             ---------             ----------
           State of            Commission            IRS Employer
        incorporation         File Number       Identification Number

                          1080 Beaver Hall, Suite 1555
                        Montreal, Quebec, H2Z 1S8 Canada
             -------------------------------------------------------
                    (Address of principal executive offices)

                                Tel: 514-313-6010
                              --------------------
                           (Issuer's telephone number)

                               1 Place Ville-Marie
                                   Suite 2821
                                  Montreal, Qc
                                     H3B 4R4
             -------------------------------------------------------
          (Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                              Joseph I. Emas, Esq.
                                 Attorney at Law
                             1224 Washington Avenue
                              Miami Beach, FL 33139

This Current Report on Form 8-K/A includes financial information required by
Item 9.01 that was not contained in the Current Report on Form 8-K filed May 11, 2005. The Registrant hereby amends its report on the Current Report on Form 8-K filed May 11, 2005.

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On January 18, 2005, the Management of the OSK Capital II Corp ("OSK Capital" or the "Company") announced that they concluded that the Company will be unable to raise the necessary funds to operate the current business and continue with the existing business model and plan. Accordingly, management sought new opportunities that could be acquired via a reverse merger transaction or alternative business opportunities with the intent to assure that the Company becomes a viable going concern.

On April 25, 2005, the Company executed a letter of intent whereby OSK Capital II Corp. proposed to exchange 25,000,000 shares of OSK Capital II Corp. for one hundred percent (100%) of the outstanding shares of Teliphone Inc. ("TELI"), a federally chartered Canadian corporation. All of the outstanding shares of Teliphone Inc. common stock shall be converted by virtue of the merger at the Closing Date into shares of OSK II Acquisition Corp. common stock (the "Merger Securities"), such shares retaining the right to convert to shares of our common stock. On or before the Closing Date, each Shareholder of Teliphone Inc. shall surrender their outstanding shares of Teliphone Inc. common stock existing immediately prior to the Closing Date. Until so surrendered, any outstanding certificates or other documentation which, prior to the Closing Date represented outstanding shares of Teliphone Inc. common stock, shall be deemed for all corporate purposes to be surrendered. Upon such surrender, shares of Teliphone Inc. common stock so surrendered shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist.

Management of OSK Capital II Corp intends to request a name change to Teliphone Corporation to better reflect the acquired business and general business model.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 28, 2005, we completed the acquisition of Teliphone Inc., a Canadian Company, pursuant to an Agreement and Plan of Merger, the form of which is attached as Exhibit 2.1 hereto. At the effective time of the merger, June 1, 2005, Teliphone Inc. will be merged with and into our wholly owned subsidiary, OSK II Acquisition Corp., a Florida corporation.

All of the outstanding shares of Teliphone Inc. common stock shall be converted by virtue of the merger at the Closing Date into shares of OSK II Acquisition Corp. common stock (the "Merger Securities"), such shares retaining the right to convert to shares of our common stock. On or before the Closing Date, each Shareholder of Teliphone Inc. shall surrender their outstanding shares of Teliphone Inc. common stock existing immediately prior to the Closing Date. Until so surrendered, any outstanding certificates or other documentation which, prior to the Closing Date represented outstanding shares of Teliphone Inc. common stock, shall be deemed for all corporate purposes to be surrendered. Upon such surrender, shares of Teliphone Inc. common stock so surrendered shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

As a consequence of the reverse merger transaction, a change of control occurred. The table below outlines the shareholders representing Officers, Directors, Control and or Affiliates and the percentage owned by them subsequent to the reverse merger.

     --------------------------------------------------------------------------
     Name of Shareholder                       Number of Shares      Percentage
                                                          Owned
     --------------------------------------------------------------------------
      United American Corp. (1)                      24,038,462           79.0%
     --------------------------------------------------------------------------
      Beverly Hills Trading Corporation (2)           2,000,000            6.6%
     --------------------------------------------------------------------------
      Metratech Business Solutions Inc. (3)             961,538            3.2%
     --------------------------------------------------------------------------
      Total Shares Held by Public                     3,426,000           11.3%
     --------------------------------------------------------------------------
      Total Shares Outstanding                       30,426,000            100%

(1) United American Corporation is a publicly traded company on the NASDAQ OTCBB exchange, OTCBB.UAMA. This company is the founder of Teliphone Inc.

United American Corporation, as founder of Teliphone Inc. expects to pay a special dividend of its restricted OSK Capital II Corp. / Teliphone shares to its shareholders. This will occur as soon as Teliphone becomes financially independent from United American Corporation and can pay, either in cash or equity, the accumulated debt. United American Corporation has granted the Proxy voting rights of its 24,038,462 to the Board of Directors of OSK Capital II Corp. / Teliphone.

(2) Beverly Hills Trading Corporation is owned by Karen Tan and has been issued as a corporate advisors fee during the raising of capital. Within these 2,000,000 shares are 1,000,000 where Robert Cajolet, Director, is the beneficial owner.

(3) Metratech Business Solutions Inc. is a Canadian Federal Corporation owned 100% by George Metrakos. President & CEO

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As a consequence of the reverse merger transaction, the following appointment or reappointment of officers and Directors were confirmed on May 15, 2005. The names of each appointed director or officer are listed below with their appointed officer/director position adjacent to their name and their respective biographies below.

George Metrakos, President & Chief Executive Officer

George Metrakos became President and Chief Executive Officer of Teliphone Inc. on September 1, 2004. Mr. Metrakos holds a Bachelor's of Engineering from Concordia University (Montreal, Canada) and a Master's of Business Administration (MBA) from The John Molson School of Business at Concordia University. Mr. Metrakos has specialized in numerous successful launches of new technologies to emerging marketplaces. He has worked with such organizations as Philips B.V. (The Netherlands), Dow Chemical company (USA), Hydro Quebec (Provincial Utility) and other entrepreneurial high-tech companies. During his founding role in his prior company, Mr. Metrakos was recognized as entrepreneur of the year in an angel financing competition within the Montreal business community. His Previous company launched an advanced Demand Management software used by suppliers to Wal-Mart Stores.

Robert Cajolet, Director

Robert Cajolet completed the OPM (Owner / President Management) program at Harvard Business School. He is on the board of Multiple Awnings Inc since January 2003. He was president of Alphinat Inc. until the RTO of SurfNShop in April 2005. He is on the board of Nature Genetiks Capital Inc. a public company in the process of completing an RTO. From 2000 to 2003, he was president of Camelot, a division of Quebecor Media. From 1990 to 2000, he was owner and CEO of Camelot Info Inc. which he sold to Quebecor Media. Previously, he served on the boards of The Canadian Dental Health Fondation, The Dental Dealers Association of America, Totec Group Inc., Groupe Archambault Inc. and Sidbec-Dosco.

Item 7.01 Regulation FD Disclosure.

OSK Capital II Corp. was incorporated on February 5, 2003, in the State of Nevada. OSK Capital II Corp. is a development stage Company. OSK Capital II Corp. since its inception was formed to investigate opportunities to acquire or merge with operating entities in order to enhance shareholder value. Accordingly, management sought new opportunities that could be acquired via a reverse merger transaction or alternative business opportunities with the intent to assure that the Company becomes a viable going concern. On April 25, 2005, the Company executed a letter of intent whereby OSK Capital II Corp. proposed to exchange 25,000,000 shares of OSK Capital II Corp. for one hundred percent (100%) of the outstanding shares of Teliphone Inc. ("TELI"), a federally chartered Canadian corporation. On April 28, 2005, we completed the acquisition of Teliphone Inc., a Canadian Company, pursuant to an Agreement and Plan of Merger. At the effective time of the merger, June 1, 2005, Teliphone Inc. will be merged with and into our wholly owned subsidiary, OSK II Acquisition Corp., a Florida corporation.

All of the outstanding shares of Teliphone Inc. common stock shall be converted by virtue of the merger at the Closing Date into shares of OSK II Acquisition Corp. common stock (the "Merger Securities"), such shares retaining the right to convert to shares of our common stock. On or before the Closing Date, each Shareholder of Teliphone Inc. shall surrender their outstanding shares of Teliphone Inc. common stock existing immediately prior to the Closing Date. Until so surrendered, any outstanding certificates or other documentation which, prior to the Closing Date represented outstanding shares of Teliphone Inc. common stock, shall be deemed for all corporate purposes to be surrendered. Upon such surrender, shares of Teliphone Inc. common stock so surrendered shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist.

Management of OSK Capital II Corp. intends to request a name change to Teliphone Corporation better reflect the acquired business and general business model. Further to the reverse merger transaction with Teliphone Inc, OSK Capital II Corp. is one hundred percent 100% shareholder of Teliphone Inc. which owns and operates (Teliphone) and its brand "teliPhone (TM)". Teliphone is a Canadian controlled corporation established to develop and market next generation telecommunication products and services known as "Voice over Internet Protocol"
(VoIP), a new technology which permits Teliphone's customers to make phone calls to any phone number around the world utilizing their internet connection at reduced costs from traditional telecommunications services.

Our strong and experienced management team believes that these new telecommunications products and services will provide residential and business customers a viable alternative to their traditional telecommunications needs, in a market which is continuously looking to reduce costs while adding new and innovative calling features.

Products and Services

Customers of Teliphone purchase a hardware device that connects to the internet (in their home, office or in numerous public locations now offering Internet access). The customer pays Teliphone, by valid credit card at Teliphone's secure web site, a monthly fee in order for them to make unlimited phone calls to any destination phone number in the world at competitive rates.

Along with reducing the costs of their phone calls, value-added, web based services are also offered to the customer, including advanced call forwarding, real-time call listings, the ability to add phone numbers from other cities on the same device and on-line account management.

Various products and services are offered to both Residential and Business clients.

Item 8.01 Other Events.

The Company is currently negotiating financing in the form of a bridge loan for a total of USD$800,000 and is planning a private placement financing on or before December 31, 2005 for approximately USD$4,000,000 to a maximum of USD$8,000,000 in order to expand the launch to other regions and launch other Products. No assurances can be given that such a loan will be consummated.

This report contains forward-looking statements as the term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. For a list and descriptions of such risks and uncertainties, see the reports filed by us with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibits    Description

2.1 Agreement and Plan of Merger by and between Teliphone Inc., OSK II Acquisition Corp. and OSK Capital Corp., dated April 28, 2005. (1)

99.1        Consolidated Financial Statements.

99.2        Pro Forma Financial Statements.

(1) Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on May 11, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: September 7, 2005


                                       /s/ George Metrakos
                                       ------------------------
                                       George Metrakos
                                       President & CEO
                                       OSK Capital II Corp.